Exhibit 23.1
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 26, 1997 included in Allied Waste Industries, Inc.'s Form 10-K for the year ended
December 31, 1996 and to all references to our Firm included in this registration statement.


                                                           ARTHUR ANDERSEN LLP



Phoenix, Arizona,
  March 18, 1998.